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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 1996

                           SUMMAGRAPHICS CORPORATION
            (Exact name of registrant as specified in its charter)

     Delaware                      0-16071                    06-0888312
 (State or other              (Commission File              (IRS Employer
 jurisdiction of                   Number)               Identification No.)
  incorporation)

  8500 Cameron Road               Austin, TX                   78754-3999
(Address of Principal                                           Zip Code
 Executive Offices)

Registrant's telephone number, including area code: (512) 873-1540


NOT APPLICABLE
(Former name or former address, if changes since last report)


                                    Page 1

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Item 5. OTHER EVENTS

The Registrant entered into a Plan of Reorganization and Agreement For the Exchange of Stock of CalComp, Inc. For Stock of Summagraphics Corporation (the "Agreement"), dated as of March 19, 1996, pursuant to which CalComp, Inc., a wholly owned subsidiary of Lockheed Martin Corporation, would merge with the Registrant.

A copy of the Agreement and certain other documents are attached as Exhibits hereto and are incorporated herein by reference.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits.

         Exhibit 2  -- Plan of Reorganization and Agreement for the Exchange of
                       Stock of CalComp, Inc. for Stock of Summagraphics Corporation

         Exhibit 99 -- Press Release dated March 20, 1996.

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                       SUMMAGRAPHICS CORPORATION


Dated: March 26, 1996                  By: /s/ ROBERT B. SIMS
                                          ------------------------------
                                          Robert B. Sims
                                          Senior Vice President
                                          Secretary and General Counsel









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List of Schedules and Exhibits

Schedule 1.3             Determination of Exchange Shares
Schedule 1.8             Treatment of Stock Options/Severance/Incentive
                          Compensation
Schedule 3.1(a)          Organization and Authority
Schedule 3.1(b)(1)       Capital Structure
Schedule 3.1(c)          Summagraphics Corporation-Corporate Authority
Schedule 3.1(d)          Summagraphics Corporation-Subsidiaries
Schedule 3.1(e)          Summagraphics Corporation-Financial Statements
Schedule 3.1(f)          Summagraphics Corporation-Absence of Undisclosed
                          Liabilities
Schedule 3.1(i)(1)(v)    Summagraphics Corporation-Property (Encumbrances)
Schedule 3.1(j)          Summagraphics Corporation-Litigation
Schedule 3.1(k)          Summagraphics Corporation-Contracts and Commitments
Schedule 3.1(m)          Summagraphics Corporation-Employee Benefit Plans
Schedule 3.1(m)(vii)     Summagraphics Corporation-No Violations of Plan
Schedule 3.1(n)(ii)      Summagraphics Corporation-Violations
Schedule 3.1(n)(iii)     Summagraphics Corporation-Environmental Proceedings
Schedule 3.1(n)(v)       Summagraphics Corporation-Environmental Permits
Schedule 3.1(n)(vi)      Summagraphics Corporation-Environmental Spills
Schedule 3.1(n)(vii)     Hazardous Waste Handling
Schedule 3.1(o)          Summagraphics Corporation-Employees; Directors and
                          Officers
Schedule 3.1(p)          Summagraphics Corporation-Compliance With Laws
Schedule 3.1(s)          Summagraphics Corporation-Product and Service Warranty
Schedule 3.1(u)          Summagraphics Corporation-Labor Disputes
Schedule 3.1(v)          Summagraphics Corporation-Technology
Schedule 3.1(w)          Summagraphics Corporation-Opinion of Financial Advisor
Schedule 3.1(aa)         Summagraphics Corporation-Banks and Financial
                          Institutions
Schedule 3.2(d)          CalComp Inc.-Subsidiaries
Schedule 3.2(e)          CalComp Inc.-Financial Statements
Schedule 3.2(j)          CalComp Inc.-Environmental Matters
Schedule 3.2(k)          CalComp Inc.-Compliance With Laws
Schedule 3.2(l)          CalComp Inc.-Technology
Schedule 4.2             Forbearance

The Registrant will furnish supplementally to the Commission upon its request copies of the above schedules, which are omitted from this filing.

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Exhibit A               Secured Convertible Debenture
Exhibit B               Intercompany Services Agreement
Exhibit C               Cash Management Agreement
Exhibit D               Tax Sharing Agreement
Exhibit E               Revolving Credit Agreement
Exhibit F               Registration Rights Agreement
Exhibit G               Corporate Agreement
Exhibit H               Fourth Amended and Restated Articles of Incorporation
Exhibit I               Stock Option Plan


              The above exhibits are attached to this Agreement.